EXHIBIT 23.4

                             CONSENT OF TAX COUNSEL

We hereby consent to the use of our tax opinion attached as Appendix C in the prospectus and to the reference to our firm under the heading "Legal Opinions" in the prospectus.

DATED this 11th day of April, 1995.

                                                COHNE, RAPPAPORT & SEGAL, P.C.
                                                By: /s/ Bruce G. Cohne
                                                   --------------------------
                                                        Bruce G. Cohne

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